SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Seciton 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report(Date of earliest event reported): January 27, 1997 AMERICAN SOUTHWEST FINANCIAL SECURITIES CORPORATION in respect of Commercial Mortgage Pass-Through Certificates, Series 1996-FHA1 (Exact name of registrant as specified in its governing instruments) Arizona 33-92146 0742739 (State or other Jurisdiction (Commission Fil(I.R.S. Employer of Incorporation) Number) Identification No.) 2390 Camelback Road Suite 225 Phoenix, Arizona 85016 (Address of Principal Executive Offices) (Zip Code) Registrant's telephone number, including area code: (212) 526-5594 Item 5 Other Events. This current report on Form 8-K relates to the monthly distribution reported to the holders of American Southwest Financial Securities Corporation Commercial Mortgage Pass-Through Certificates, Series 1996-FHA1, which was made on June 25, 2001. Not applicable Item 7. Financial Statements, Pro Forma Financial Information and Exhibits (a) Financial Statements Not applicable (b) Pro Forma Financial Information Not applicable (c)Exhibits Item 601(a) of Exhibit Regulation S-K Number Exhibit No. Description 1 5 99.1 Monthly distribution report pursuant to Section 4.03 of the Pooling and Servicing Agreement for distribution on June 25, 2001. Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized. LASALLE NATIONAL BANK, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF AMERICAN SOUTHWEST FINANCIAL SECURITIES CORPORATION Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized. STRUCTURED ASSET SECURITIES CORPORATION By: /s/Russell Goldenberg Name: Russell Goldenberg Title: Group Senior Vice President Dated: June 25, 2001 ABN AMRO LaSalle Bank N.A. Administrator: Sharon Bryant (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 American Southwest Financial Securities Corporation (Greystone Servicing Corporation, Inc., as Master Servicer) Commercial Mortgage Pass-Through Certificates Series 1996-FHA1 ABN AMRO Acct: 67-7662-00-9 Statement Date: 06/25/01 Payment Date: 06/25/01 Prior Payment: 05/25/01 Record Date: 05/31/01 WAC: 8.543794% WAMM: 333 Number Of Pages Table Of Contents 1 REMIC Certificate Report 3 Other Related Information 3 Asset Backed Facts Sheets 1 Mortgage Loan Characteristics 2 Loan Level Listing 3 Specially Serviced Loan DetaiAppendix A Modified Loan Detail Appendix B Realized Loss Detail Appendix C Remic III Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 S 266,510,464.00N 216,263,438.77 02970K BF 3 1000.000000000 0.000000000 811.463218082 A-1 40,317,000.00 0.00 02970K BG 1 1000.000000000 0.000000000 0.000000000 A-2 38,978,000.00 3,735,896.26 02970K BH 9 1000.000000000 0.000000000 95.846278927 A-3 55,487,000.00 55,487,000.00 02970K BJ 5 1000.000000000 0.0000000001000.000000000 A-4 58,824,000.00 58,824,000.00 02970K BK 2 1000.000000000 0.0000000001000.000000000 A-Z 67,712,000.00 93,169,510.76 02970K BL 0 1000.000000000 0.0000000001375.967491139 B 5,192,464.00 5,047,031.75 9ABSA236 1000.000000000 0.000000000 971.991669080 R-III 0.00 0.00 9ABSA237 1000.000000000 0.000000000 0.000000000 266,510,464.00 216,263,438.77 Notes: (1) N denotes notional balance not included in total Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 S 0.00 0.00 0.00 02970K BF 3 0.000000000 0.000000000 0.000000000 A-1 0.00 0.00 0.00 02970K BG 1 0.000000000 0.000000000 0.000000000 A-2 747,459.14 0.00 0.00 02970K BH 9 19.176436451 0.000000000 0.000000000 A-3 0.00 0.00 0.00 02970K BJ 5 0.000000000 0.000000000 0.000000000 A-4 0.00 0.00 0.00 02970K BK 2 0.000000000 0.000000000 0.000000000 A-Z 0.00 0.00 562,743.84 02970K BL 0 0.000000000 0.000000000 8.310843573 B 0.00 0.00 0.00 9ABSA236 0.000000000 0.000000000 0.000000000 R-III 0.00 0.00 0.00 9ABSA237 0.000000000 0.000000000 0.000000000 747,459.14 0.00 562,743.84 Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 S 216,078,723.47 197,357.32 0.00 02970K BF 3 810.770129724 0.740523719 0.000000000 A-1 0.00 0.00 0.00 02970K BG 1 0.000000000 0.000000000 0.000000000 A-2 2,988,437.12 21,792.73 0.00 02970K BH 9 76.669842475 0.559103340 0.000000000 A-3 55,487,000.00 329,454.06 0.00 02970K BJ 5 1000.000000000 5.937499955 0.000000000 A-4 58,824,000.00 357,355.80 0.00 02970K BK 2 1000.000000000 6.075000000 0.000000000 A-Z 93,732,254.60 0.00 0.00 02970K BL 0 1384.278334712 0.000000000 0.000000000 B 5,047,031.75 27,338.10 0.00 9ABSA236 971.991669080 5.264957061 0.000000000 R-III 0.00 0.00 0.00 9ABSA237 0.000000000 0.000000000 0.000000000 216,078,723.47 933,298.01 0.00 (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual Pass-Through Class Rate (2) CUSIP Next Rate (3) S 1.09509396% 02970K BF 3 1.09425329% A-1 6.67500000% 02970K BG 1 Fixed A-2 7.00000000% 02970K BH 9 Fixed A-3 7.12500000% 02970K BJ 5 Fixed A-4 7.29000000% 02970K BK 2 Fixed A-Z 7.24800000% 02970K BL 0 Fixed B 6.50000000% 9ABSA236 Fixed R-III 9ABSA237 (3) Estimated Remic II Original Opening Class Face Value (1)Balance CUSIP Per $1,000 Per $1,000 A-1 40,317,000 - None 1000.000000 0.000000 A-2 38,978,000 3,735,896.26 None 1000.000000 95.846279 A-3 55,487,000 55,487,000.00 None 1000.000000 1000.000000 A-4 58,824,000 58,824,000.00 None 1000.000000 1000.000000 A-Z 67,712,000 93,169,510.76 None 1000.000000 1375.967491 B 5,192,46 5,047,031.75 None 1000.000000 971.991669 R-II - 9ABSA238 1000.000000 0.000000 266,510,464. 216,263,438.77 Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 0.00 0.00 0.00 None 0.000000 0.000000 0.000000 A-2 747,459.14 0.00 0.00 None 19.176436 0.000000 0.000000 A-3 0.00 0.00 0.00 None 0.000000 0.000000 0.000000 A-4 0.00 0.00 0.00 None 0.000000 0.000000 0.000000 A-Z 0.00 0.00 562,743.84 None 0.000000 0.000000 8.310844 B 0.00 0.00 0.00 None 0.000000 0.000000 0.000000 R-II 0.00 0.00 0.00 9ABSA238 0.000000 0.000000 0.000000 747,459.14 0.00 562,743.84 Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 0.00 0.00 0.00 None 0.000000 0.000000 0.000000 A-2 2,988,437.12 25,843.74 0.00 None 76.669842 0.663034 0.000000 A-3 55,487,000.00 383,841.46 0.00 None 1000.000000 6.917683 0.000000 A-4 58,824,000.00 406,925.77 0.00 None 1000.000000 6.917683 0.000000 A-Z 93,732,254.60 81,773.27 0.00 None 1384.278335 1.207663 0.000000 B 5,047,031.75 34,913.77 0.00 None 971.991669 6.723931 0.000000 R-II 0.00 0.00 0.00 9ABSA238 0.000000 0.000000 0.000000 216,078,723.47 933,298.01 0.00 Pass-Through Class Rate (2) CUSIP Next Rate (3) A-1 8.30121922% None 8.30120064% A-2 8.30121922% None 8.30120064% A-3 8.30121922% None 8.30120064% A-4 8.30121922% None 8.30120064% A-Z 8.30121922% None 8.30120064% B 8.30121922% None 8.30120064% R-II 0.00000000% 9ABSA238 0.00000000% Remic I Original Opening Class Face Value (1)Balance CUSIP Per $1,000 Per $1,000 Regular Interes266,510,464.00216,263,438.77 None 1000.000000 811.463218 R-I 0.00 0.00 9ABSA239 1000.000000 0.000000 266,510,464.00216,263,438.77 Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 Regular Interes 184,7 0.00 0.00 None 0.693088 0.000000 0.000000 R-I 0.00 0.00 0.00 9ABSA239 0.000000 0.000000 0.000000 184,715.30 0.00 0.00 Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 Regular Interes216,078,723.47 1,496,041.85 0.00 None 810.770130 5.613445 0.000000 R-I 0.00 0.00 0.00 9ABSA239 0.000000 0.000000 0.000000 216,078,723.47 1,496,041.85 0.00 Pass-Through Class Rate (2) CUSIP Next Rate (3) Regular Interes 8.30121922% None 8.30120064% R-I 0.00000000% 9ABSA239 0.00000000% Other Related Information Beginning Loan Beginning Asset Type Count Balance Mortgage Loans: 52152,515,382.26 GNMA Certificat 18 63,748,056.52 FHA Debentures: 0 0.00 Total: 70216,263,438.78 Current Wtd. Avg Wtd. Avg. Term to Asset Type Note Rate Maturity Mortgage Loans: 8.702% 328 GNMA Certificat 8.166% 346 FHA Debentures: 0.000% 0 Total: 8.544% 333 Ending Loan Ending Asset Type Count Balance Mortgage Loans: 52152,378,896.64 GNMA Certificat 18 63,699,826.84 FHA Debentures: 0 0.00 Total: 70216,078,723.48 Available Distribution Amount: 1,680,757.15 Servicing Activity: Prior Unreimbursed Advances: 148,543.23 Current Advances Made: 0.00 Reimbursed Prior Advances: 145,750.43 Advances Outstanding: 2,792.80 Aggregate Amount of Unpaid Advance Interest: 0.00 Current Accrued Servicing Fees Retained by The Master Serv 24,986.19 Aggregate Amount of Advance Interest Paid to Master Servic 0.00 Aggregate Amount of Advance Interest Paid to Trustee: 0.00 Accrued Net Certificate Prepayment Class Interest Int. Shortfalls S 197,357.32 0.00 A-1 0.00 0.00 A-2 21,792.73 0.00 A-3 329,454.06 0.00 A-4 357,355.80 0.00 A-Z 562,743.84 0.00 B 27,338.09 0.00 R-III 0.00 0.00 Totals: 1,496,041.84 0.00 Allocated Prior Ending Prepayment Unpaid Unpaid Class Premiums Interest Interest S 0.00 0.00 0.00 A-1 0.00 0.00 0.00 A-2 0.00 0.00 0.00 A-3 0.00 0.00 0.00 A-4 0.00 0.00 0.00 A-Z 0.00 0.00 0.00 B 0.00 7,719.45 7,719.45 R-III 0.00 0.00 0.00 Totals: 0.00 7,719.45 7,719.45 Other Actual Interest Distribution Class Shortfalls of Interest S 0.00 197,357.32 A-1 0.00 0.00 A-2 0.00 21,792.73 A-3 0.00 329,454.06 A-4 0.00 357,355.80 A-Z 0.00 0.00 B 0.00 27,338.10 R-III 0.00 0.00 Totals: 0.00 933,298.01 Summary of Defaulted/Liquidated Mortgage Loans: FHA Project Id *Status Date of Default 0 0.00 0.00 66 1.00 35,612.00 51.00 45 1N/A 0 0 0 0 0 0 0 0 0 0 0 0.00 0 0 0.00 Ending FHA Project Id Balance FHA Benefits 0 0.00 0.00 66 0.00 980,669.95 51 45 0N/A 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Liquidation Realized FHA Project Id Proceeds Loss 0 0.00 0.00 66 71,069.95 19,367.64 51 45 181696.92 73259.77 0 0 0 0 0 0 0 0.00 0 0 0.00 0.00 0 0.00 0.00 FHA Project Id Description of Final Recovery Determination 0 0 66 Loan has been removed from the pool. 51 45 Loan has been removed from the pool. 0 0 0 0 0 0 0 0 0 0 Status of Claims Made Under the FHA Mortgage Insurance: All remaining Insurance Proceeds have been received on # 66 & 51. Aggrregate Realized Loss Information : Cumulative realized losses on the Collateral Pool as of Cu153,151.70 Cumulative Principal realized losses on the Certificates a145,432.25 Cumulative Additional trust fund expenses applied to the Certificates since the closing date : 0.00 *Status code 1. Final Settlement has been made. 2. Final Settlement has not been made. Delinquent Loan Detail Paid Outstanding Disclosure Doc Thru Current P&I P&I Control # Date Advance Advances** A. P&I Advance - Loan in Grace Period B. P&I Advance - Late Payment but < one month delinq 2. P&I Advance - Loan delinquent 2 months 3. P&I Advance - Loan delinquent 3 months or More 7. P&I Advance - Loan in Foreclosure 8. P&I Advance - Loan in Bankruptcy ** Outstanding P&I Advances include the current period P&I Advance Out. Property Special Disclosure Doc Protection Advance Servicer Control # Advances Description (1)Transfer Date 0 Disclosure Doc Foreclosure Bankruptcy REO Control # Date Date Date Loan Level Detail Property Disclosure Type Maturity Control # Group Code Date 1 GNMA Multifamily 10/01/29 2 FHA Multifamily 09/01/27 3 GNMA Health Care 02/01/30 4 FHA Multifamily 03/01/21 5 FHA Multifamily 02/01/21 6 FHA Multifamily 11/01/29 7 FHA Health Care 12/01/34 8 FHA Multifamily 06/01/20 9 FHA Multifamily 09/01/31 10 GNMA Multifamily 03/01/31 11 FHA Health Care 10/01/31 12 GNMA Health Care 11/01/36 13 FHA Health Care 05/01/31 14 GNMA Multifamily 04/01/23 15 GNMA Multifamily 10/01/26 16 GNMA Multifamily 12/01/31 17 FHA Multifamily 06/01/31 18 FHA Multifamily 07/01/36 19 FHA Health Care 05/01/31 20 FHA Health Care 03/01/26 21 FHA Multifamily 09/01/29 22 FHA Health Care 10/01/26 23 FHA Health Care 08/01/30 24 FHA Multifamily 04/01/30 25 FHA Multifamily 06/01/36 26 GNMA Multifamily 10/01/31 27 FHA Multifamily 06/01/25 28 FHA Multifamily 12/01/20 29 FHA Health Care 10/01/31 30 FHA Health Care 12/01/31 31 FHA Multifamily 06/01/21 32 FHA Multifamily 10/01/23 33 GNMA Multifamily 10/01/31 34 FHA Multifamily 12/01/31 35 GNMA Multifamily 07/15/29 36 FHA Health Care 11/01/31 37 FHA Health Care 11/01/31 38 FHA Health Care 11/01/31 39 FHA Health Care 10/01/26 40 FHA Multifamily 06/01/31 41 FHA Health Care 11/01/17 42 GNMA Multifamily 10/01/34 43 FHA Health Care 03/01/36 44 FHA Multifamily 04/01/35 45 FHA Health Care 10/01/28 46 FHA Health Care 11/01/25 47 FHA Health Care 10/01/26 48 GNMA Health Care 08/15/31 49 FHA Health Care 06/01/32 50 GNMA Multifamily 11/01/26 51 FHA Multifamily 10/01/33 52 FHA Multifamily 05/01/22 53 FHA Health Care 05/01/36 54 FHA Health Care 05/01/32 55 GNMA Multifamily 04/01/24 56 FHA Health Care 12/01/34 57 GNMA Multifamily 01/01/30 58 FHA Multifamily 01/01/25 59 GNMA Multifamily 11/01/25 60 FHA Health Care 10/01/26 61 GNMA Multifamily 10/01/31 62 FHA Multifamily 09/01/27 63 FHA Multifamily 08/01/28 64 FHA Multifamily 11/01/29 65 GNMA Multifamily 07/01/30 66 FHA Multifamily 04/01/30 67 FHA Multifamily 05/01/30 68 FHA Health Care 12/01/35 69 FHA Multifamily 06/01/31 70 FHA Health Care 10/01/35 71 GNMA Multifamily 12/01/21 72 FHA Health Care 10/01/30 73 FHA Health Care 01/01/36 74 FHA Multifamily 12/01/27 75 GNMA Multifamily 11/01/34 76 FHA Health Care 11/01/30 77 FHA Multifamily 11/01/26 78 FHA Multifamily 01/01/36 79 FHA Multifamily 10/01/07 80 FHA Multifamily 08/01/34 81 FHA Multifamily 02/01/35 * NOI and DSCR, if available and reportable under the terms * of the trust agreement,are based on information obtained * from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures. (1) Legend: A. P&I Adv - in Grace Period B. P&I Adv - < one month delinq 1. P&I Adv - delinquent 1 month 2. P&I Adv - delinquent 2 months 3. P&I Adv - delinquent 3+ months 4. Mat. Balloon/Assumed P&I 5. Prepaid in Full 6. Specially Serviced 7. Foreclosure 8. Bankruptcy 9. REO 10. DPO 11. Modification Operating Disclosure Statement Control # DSCR NOI Date 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 71 72 73 74 75 76 77 78 79 80 81 Ending Disclosure Principal Note Scheduled Control # Balance Rate P&I 1 12,049,856.63 8.375% 92,821 2 3 4 8,444,794.96 9.500% 80,030 5 7,550,564.46 8.500% 67,714 6 7,773,920.37 7.500% 55,180 7 7,784,757.17 8.500% 58,573 8 7,331,351.20 9.000% 67,378 9 7,577,903.88 8.250% 56,823 10 7,336,609.07 7.750% 52,672 11 7,209,491.30 8.550% 55,560 12 6,430,773.91 7.875% 44,993 13 5,743,882.53 7.875% 41,676 14 5,197,859.92 8.375% 43,273 15 5,202,741.21 8.000% 39,990 16 4,900,841.26 7.875% 35,392 17 4,863,803.20 8.275% 36,626 18 4,867,606.82 9.125% 38,605 19 4,613,854.50 7.875% 33,477 20 4,308,721.87 9.000% 36,256 21 22 3,792,876.87 8.500% 30,718 23 3,859,332.48 8.300% 29,321 24 3,733,031.45 8.825% 29,816 25 26 3,653,777.19 8.250% 27,381 27 3,548,583.82 9.750% 31,938 28 29 3,384,798.46 8.500% 25,977 30 3,343,670.01 10.500% 30,515 31 3,085,394.98 8.250% 26,290 32 2,589,419.02 8.500% 25,963 33 2,830,549.65 7.875% 20,468 34 2,819,909.80 8.125% 20,858 35 2,766,175.87 8.450% 21,499 36 2,760,461.74 8.250% 20,674 37 2,703,946.91 8.250% 20,251 38 2,675,349.39 8.250% 20,036 39 2,589,301.41 8.500% 20,771 40 2,390,682.43 8.275% 18,002 41 2,239,663.57 9.750% 22,835 42 2,333,298.70 8.750% 17,998 43 2,176,168.56 9.125% 17,282 44 2,161,603.48 9.250% 17,434 45 46 2,073,656.74 9.750% 18,584 47 2,036,894.80 8.500% 16,339 48 1,776,567.46 8.250% 13,330 49 1,765,991.66 10.500% 16,082 50 1,678,996.63 8.125% 13,032 51 52 53 1,684,569.41 9.500% 13,845 54 1,677,055.98 10.500% 15,277 55 1,606,569.39 9.000% 13,835 56 1,622,048.73 8.500% 12,204 57 1,565,137.81 7.750% 11,356 58 1,483,447.53 9.250% 12,904 59 1,431,526.07 8.250% 11,369 60 1,362,659.33 8.500% 10,931 61 1,308,847.99 8.000% 9,579 62 1,251,342.64 8.000% 9,516 63 1,264,209.64 10.000% 11,290 64 1,100,339.69 9.250% 9,149 65 1,017,065.59 8.950% 8,199 66 67 879,358.63 9.250% 7,286 68 846,061.08 9.500% 6,964 69 818,554.03 8.275% 6,164 70 785,139.18 9.500% 6,467 71 72 739,367.87 8.500% 5,713 73 688,307.12 8.750% 5,278 74 75 612,632.49 9.000% 4,836 76 565,179.57 8.500% 4,365 77 531,776.83 9.250% 4,535 78 474,471.71 8.625% 3,594 79 329,332.00 8.500% 5,619 80 302,035.21 8.750% 2,332 81 172,250.61 9.500% 1,422 216,078,723.47 1,724,459 Loan Disclosure Prepayment Status Control # Prepayment Date Code (1) 1 2 12/1/97 3 1/1/98 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 11/17/99 22 23 24 25 3/1/01 26 15.30 27 28 12/1/97 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 7/1/00 46 47 48 49 50 51 10/1/99 52 6/1/00 53 54 55 56 57 58 59 60 61 62 63 64 65 66 3/1/98 67 68 69 70 71 72 73 74 2/1/01 75 76 77 78 79 80 81 15.30 Specially Serviced Loan Detail Ending Disclosure Scheduled Interest Maturity Control # Balance Rate Date 0 0 0 0 0 (1) Legend : 1) Request for waiver of Prepayment Penalty 2) Payment default 3) Request for Loan Modification or Workout 4) Loan with Borrower Bankruptcy 5) Loan in Process of Foreclosure 6) Loan now REO Property 7) Loans Paid Off 8) Loans Returned to Master Servicer Specially Disclosure Property Serviced Control # Type Status Code (1)Comments 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Modified Loan Detail Disclosure Modification Modification Control # Date Description 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Realized Loss Detail Dist. Disclosure Appraisal Date Control # Date 0 0 0 35879 66 0 36708 45 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Current Total 0 0 Cumulative 0 0 * Aggregate liquidation expenses also include * outstanding P&I advances and unpaid servicing fees, * unpaid trustee fees, etc.. Beginning Disclosure Appraisal Scheduled Control # Value Balance 0 0.00 0.00 66 0.00 1,009,467.78 45 0.00 254,956.69 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 Gross Proceeds Disclosure Gross as a % of Control # Proceeds Sched Principal 0 0.00 66 990,100.14 0.980814009 45 181,696.92 0.712657981 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 1,171,797.06 0 Aggregate Net Disclosure Liquidation Liquidation Control # Expenses * Proceeds 0 0.00 66 0.00 990,100.14 45 0.00 181,696.92 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 1,171,797.06 Net Proceeds Disclosure as a % of Realized Control # Sched. BalanceLoss 0 66 0.980814009 19,367.64 45 0.712657981 73,259.77 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 92,627.41 Distribution Delinq 1 Month Delinq 2 Months Delinq 3+ Months Date # Balance # Balance # Balance 06/25/01 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 05/25/01 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 04/25/01 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 03/26/01 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 02/26/01 1 7225964 0 0 0 0 1.39% 3.264% 0.00% 0.000% 0.00% 0.000% 01/25/01 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 12/26/00 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 12/26/00 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 11/27/00 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 10/25/00 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 09/25/00 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 08/25/00 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 07/25/00 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 06/26/00 0 0 0 0 1 254957 0.00% 0.000% 0.00% 0.000% 1.35% 0.113% 05/25/00 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 04/25/00 0 0 0 0 1 254957 0.00% 0.000% 0.00% 0.000% 1.35% 0.113% 01/00/00 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% Distribution Foreclosure/BankruptcyREO Modifications Date # Balance # Balance # Balance 06/25/01 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 05/25/01 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 04/25/01 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 03/26/01 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 02/26/01 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 01/25/01 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 12/26/00 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 12/26/00 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 11/27/00 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 10/25/00 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 09/25/00 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 08/25/00 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 07/25/00 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 06/26/00 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 05/25/00 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 04/25/00 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 01/00/00 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% Note: Foreclosure and REO Totals are Included in the Appropriate Delinquency Aging Category Distribution Prepayments Curr Weighted Avg. Date # Balance Coupon Remit 06/25/01 0 0 8.5438% 8.3012% 0.00% 0.000% 05/25/01 0 0 8.5438% 8.3012% 0.00% 0.000% 04/25/01 0 0 8.5438% 8.3013% 0.00% 0.000% 03/26/01 1 3762919 8.5602% 8.3184% 1.41% 1.706% 02/26/01 1 628012 8.5650% 8.3230% 1.39% 0.284% 01/25/01 0 0 8.5650% 8.3230% 0.00% 0.000% 12/26/00 0 0 8.5650% 8.3230% 0.00% 0.000% 12/26/00 0 0 8.5650% 8.3230% 0.00% 0.000% 11/27/00 0 0 8.5650% 8.3230% 0.00% 0.000% 10/25/00 0 0 8.5650% 8.3230% 0.00% 0.000% 09/25/00 0 0 8.5650% 8.3230% 0.00% 0.000% 08/25/00 0 0 8.5650% 8.3230% 0.00% 0.000% 07/25/00 1 254957 8.5667% 8.3240% 1.37% 0.114% 06/26/00 1 1636021 8.5689% 8.3257% 1.35% 0.728% 05/25/00 0 0 8.5689% 8.3257% 0.00% 0.000% 04/25/00 0 0 8.5689% 8.3257% 0.00% 0.000% 01/00/00 0 0 0.0000% 0.0000% 0.00% 0.000% Delinquent Loan Detail Paid Outstanding Disclosure DoThru Current P&I P&I Control # Date Advance Advances** A. P&I Advance - Loan in Grace Period B. P&I Advance - Late Payment but < one month delinq 1. P&I Advance - Loan delinquent 1 month 2. P&I Advance - Loan delinquent 2 months 3. P&I Advance - Loan delinquent 3 months or More 4. Matured Balloon/Assumed Scheduled Payment ** Outstanding P&I Advances include the current period P&I Advance Out. Property Special Disclosure DoProtectionAdvance Servicer Control # Advances Description Transfer Date Disclosure DoForeclosurBankruptcy REO Control # Date Date Date Pool Total Distribution of Principal Balances Current Scheduled Number Scheduled Based on Balances of Loans Balance Balance 0 to 500,000 4 1,278,090 0.59% 500,000 to 1,000,000 9 6,466,377 2.99% 1,000,000 to 1,500,000 8 10,219,438 4.73% 1,500,000 to 2,000,000 8 13,376,937 6.19% 2,000,000 to 2,500,000 7 15,411,968 7.13% 2,500,000 to 3,000,000 8 21,735,114 10.06% 3,000,000 to 3,500,000 3 9,813,863 4.54% 3,500,000 to 4,000,000 5 18,587,602 8.60% 4,000,000 to 5,000,000 5 23,554,828 10.90% 5,000,000 to 6,000,000 3 16,144,484 7.47% 6,000,000 to 7,000,000 1 6,430,774 2.98% 7,000,000 to 8,000,000 7 52,564,597 24.33% 8,000,000 to 9,000,000 1 8,444,795 3.91% 9,000,000 to 10,000,000 0 0 0.00% 10,000,000 to 11,000,000 0 0 0.00% 11,000,000 to 12,000,000 0 0 0.00% 12,000,000 to 13,000,000 1 12,049,857 5.58% 13,000,000 to 14,000,000 0 0 0.00% 14,000,000 to 15,000,000 0 0 0.00% 15,000,000 & Above 0 0 0.00% Total 70 216,078,723 100.00% Average Scheduled Balance is 3,086,839 Maximum Scheduled Balance is 12,049,857 Minimum Scheduled Balance is 172,251 Number Scheduled Based on Property Types of Loans Balance Balance MF- Housing 41 132,838,174 61.48% Nursing Home 29 83,240,550 38.52% Total 70 216,078,723 100.00% Distribution of Mortgage Interest Rates Current Mortgage Number Scheduled Based on Interest Rate of Loans Balance Balance 7.000%or less 0 0 0.00% 7.000%to 7.125% 0 0 0.00% 7.125%to 7.375% 0 0 0.00% 7.375%to 7.625% 1 7,773,920 3.60% 7.625%to 7.875% 7 33,421,649 15.47% 7.875%to 8.125% 5 12,261,838 5.67% 8.125%to 8.375% 14 54,845,016 25.38% 8.375%to 8.625% 15 44,797,339 20.73% 8.625%to 8.875% 4 7,056,672 3.27% 8.875%to 9.125% 7 21,920,116 10.14% 9.125%to 9.375% 5 6,156,526 2.85% 9.375%to 9.625% 5 11,932,815 5.52% 9.625%to 9.875% 3 7,861,904 3.64% 9.875%to 10.125% 1 1,264,210 0.59% 10.125%& Above 3 6,786,718 3.14% Total 70 216,078,724 100.00% W/Avg Mortgage Interest Rate is 8.5438% Minimum Mortgage Interest Rate is 7.5000% Maximum Mortgage Interest Rate is 10.5000% Number Scheduled Based on Geographic Location of Loans Balance Balance New York 7 38,491,063 17.81% Texas 12 23,443,884 10.85% Ohio 7 20,472,340 9.47% Michigan 8 19,656,020 9.10% Virginia 2 16,950,698 7.84% Connecticut 4 14,421,216 6.67% Colorado 3 10,838,332 5.02% Massachusetts 2 10,357,737 4.79% New Jersey 2 9,371,095 4.34% New Hampshire 4 9,234,708 4.27% Georgia 3 8,139,758 3.77% Maryland 1 7,336,609 3.40% Illinois 1 6,430,774 2.98% South Dakota 1 5,202,741 2.41% Pennsylvania 3 4,973,378 2.30% Indiana 1 3,733,031 1.73% California 1 1,308,848 0.61% Arizona 1 1,264,210 0.59% Florida 1 1,251,343 0.58% Minnesota 1 1,017,066 0.47% Maine 1 612,632 0.28% North Carolina 1 565,180 0.26% Kentucky 1 531,777 0.25% Alabama 2 474,286 0.22% Missouri Nebraska Oregon Total 70 216,078,723 100.00% Loan Seasoning Number Scheduled Based on Number of Years of Loans Balance Balance 1 year or less 0 0 0.00% 1+ to 2 years 0 0 0.00% 2+ to 3 years 0 0 0.00% 3+ to 4 years 0 0 0.00% 4+ to 5 years 33 108,186,146 50.07% 5+ to 6 years 13 31,362,894 14.51% 6+ to 7 years 14 34,178,805 15.82% 7+ to 8 years 3 8,640,908 4.00% 8+ to 9 years 1 2,239,664 1.04% 9+ to 10 years 1 3,343,670 1.55% 10 years or more 5 28,126,637 13.02% Total 70 216,078,723 100.00% Weighted Average Seasoning is 7.2 Distribution of Amortization Type Number Scheduled Based on Amortization Type of Loans Balance Balance Fully Amortizing 70 216,078,723 100.00% Total 70 216,078,723 100.00% Distribution of Remaining Term Fully Amortizing Fully Amortizing Number Scheduled Based on Mortgage Loans of Loans Balance Balance 60 months or less 0 0 0.00% 61 to 120 months 1 329,332 0.15% 121 to 200 months 2 4,829,083 2.23% 201 to 300 months 12 49,855,348 23.07% 301 to 500 months 55 161,064,961 74.54% Total 70 216,078,723 100.00% Weighted Average Months to Maturity is 333 Debt Service Number Scheduled Based on Coverage Ratio (1) of Loans Balance Balance 0.500or less 0 0 0.00% 0.500to 0.625 0 0 0.00% 0.625to 0.750 0 0 0.00% 0.750to 0.875 0 0 0.00% 0.875to 1.000 0 0 0.00% 1.000to 1.125 0 0 0.00% 1.125to 1.250 0 0 0.00% 1.250to 1.375 0 0 0.00% 1.375to 1.500 0 0 0.00% 1.500to 1.625 0 0 0.00% 1.625to 1.750 0 0 0.00% 1.750to 1.875 0 0 0.00% 1.875to 2.000 0 0 0.00% 2.000to 2.125 0 0 0.00% 2.125& above 0 0 0.00% Unknown 70 216,078,723 100.00% Total 70 216,078,723 100.00% Weighted Average Debt Service Coverage Ratio 0 (1) Debt Service Coverage Ratios are calculated as described (2) in the prospectus, values are updated periodically as new (3) NOI figures became available from borrowers on an asset level. Neither the Trustee, Servicer, Special Servicer or Underwriter makes any representation as to the accuracy of the data provided by the borrower for this calculation. NOI Aging Number Scheduled Based on NOI Date of Loans Balance Balance 1 year or less 0 0 0.00% 1 to 2 years 0 0 0.00% 2 Years or More 0 0 0.00% Unknown 70 216,078,723 100.00% Total 70 216,078,723 100.00%